SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

NOVOSTE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

3890 Steve Reynolds Blvd., Norcross, GA 30093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 717-0904

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
Item 99.1	Press Release Dated April 22, 2004

Item 9. Regulation FD Disclosure.

On April 22, 2004, Novoste Corporation (the “Company”) issued a press release announcing the Company’s earnings for the first quarter 2004. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

The copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2004

NOVOSTE CORPORATION
(Registrant)

By:	/s/ SUBHASH C. SARDA
Subhash C. Sarda
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 22, 2004